UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020

POLARIS INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(Registrant’s telephone number, including area code) (763) 542-0500

Polaris Industries Inc.
(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, Polaris Inc. (the “Company”) is a party to an unsecured $700 million variable interest rate revolving loan facility with institutional lenders (the “Lenders”).
The Company delivered notice to the Lenders, as of March 25, 2020, to borrow an additional $150 million under the facility, resulting in aggregate borrowings of approximately $560 million under the facility.  The Company borrowed under the facility to increase its cash position and preserve financial flexibility in light of current uncertainty resulting from the COVID-19 outbreak.  The proceeds from the borrowing will be available to be used for working capital, general corporate or other purposes.
The $560 million of borrowings is incrementally higher than the Company’s routine amount drawn under the facility, which generally ranges from approximately $200 to $400 million in the first quarter of recent years.
Item 7.01   Regulation FD Disclosure.
On March 31, 2020, the Company issued a press release announcing certain business updates related to the recent COVID-19 outbreak, as well as announcing that first quarter 2020 financial results would be released on April 28, 2020, with a conference call and webcast to be held on the same day to discuss the results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01       Financial Statements and Exhibits.
(d) Exhibits.
99.1 104	Press Release dated March 31, 2020 of Polaris Inc. Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date:  March 31, 2020
POLARIS INC.
/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President – General Counsel, Chief Compliance Officer and Secretary